UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Bridge Builder Trust
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BRIDGE BUILDER SMALL/MID CAP VALUE FUND

IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at www.bridgebuildermutualfunds.com

February 14, 2019

As a shareholder of the Bridge Builder Small/Mid Cap Value Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the hiring of Diamond Hill Capital Management, Inc. (“Diamond Hill”) and Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”) as investment sub-advisers to the Fund. This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

SUMMARY OF INFORMATION STATEMENT

As discussed in greater detail in the Information Statement, at its in-person meeting held on November 27-28, 2018, the Board of Trustees of the Trust (the “Board”) approved (i) an investment sub-advisory agreement among the Trust, Olive Street Investment Advisers, LLC (“Olive Street”), the investment adviser to the Fund, and Diamond Hill, pursuant to which Diamond Hill serves as an investment sub-adviser to the Fund; and (ii) an investment sub-advisory agreement among the Trust, Olive Street and MFS, pursuant to which MFS serves as an investment sub-adviser to the Fund.  The appointment of Diamond Hill and MFS became effective on January 2, 2019, when Diamond Hill and MFS each began managing a portion of the assets of the Fund.

The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment sub-advisers to the Fund with the approval of the Board.  Although approval by the Fund’s shareholders is not required, a condition of this order requires Olive Street to furnish Fund shareholders with information about the sub-advisers and the sub-advisory agreements.

Accordingly, the purpose of the Information Statement is to furnish Fund shareholders with detailed information about Diamond Hill and MFS and the new sub-advisory agreements.

The Information Statement will be available on the Fund’s website until at least May 15, 2019. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 1-855-823-3611, by e-mail at bridgebuildertrust@edwardjones.com, or by mail at: Bridge Builder Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 until May 15, 2019. If you do not request a paper or email copy of the Information Statement by this date, you will not otherwise receive a paper or email copy. The Fund’s most recent annual and semi-annual reports are available upon request, without charge, by contacting your financial advisor, or making a request in writing to the Fund at Bridge Builder Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, via e-mail at bridgebuilder@edwardjones.com, or by calling 1-855-823-3611.

BRIDGE BUILDER SMALL/MID CAP VALUE FUND

INFORMATION STATEMENT

February 14, 2019

This information statement (the “Information Statement”) is being made available to the shareholders of the Bridge Builder Small/Mid Cap Value Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board”) of (i) an investment sub-advisory agreement among the Trust, Olive Street Investment Advisers, LLC (“Olive Street” or the “Adviser”), the investment adviser to the Fund, and Diamond Hill Capital Management, Inc. (“Diamond Hill”), pursuant to which Diamond Hill serves as an investment sub-adviser to the Fund (the “New Diamond Hill Sub-advisory Agreement”); and (ii) an investment sub-advisory agreement among the Trust, Olive Street and Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS” and, together with Diamond Hill, the “Sub-advisers”), pursuant to which MFS serves as an investment sub-adviser to the Fund (the “New MFS Sub-advisory Agreement” and, together with the New Diamond Hill Sub-advisory Agreement, the “New Sub-advisory Agreements”).

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment sub-advisers to the Fund with the approval of the Board.  Although approval by the Fund’s shareholders is not required, pursuant to a condition of this order, Olive Street is required to furnish Fund shareholders with information about Diamond Hill, MFS and the New Sub-advisory Agreements.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Olive Street is the Fund’s investment adviser. Pursuant to the terms of an exemptive order granted to Olive Street and the Trust by the SEC on August 6, 2013 (the “Exemptive Order”), Olive Street employs a so-called “manager-of-managers” arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”) generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to the fund. The Exemptive Order exempts Olive Street and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows Olive Street, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote.

As described in more detail below, at its in-person Board meeting held on November 27-28, 2018 (the “Meeting”), the Board approved the appointment of Diamond Hill and MFS as investment sub-advisers to the Fund and the New Sub-advisory Agreements. The appointment of Diamond Hill and MFS became effective on January 2, 2019, when Diamond Hill and MFS each began managing a portion of the assets of the Fund.  Before the appointment of Diamond Hill and MFS, the Fund had six sub-advisers who each managed one or more portions, or sleeves, of the assets of the Fund (the “sub-advisers”).  After the appointment of Diamond Hill and MFS as additional sub-advisers, the six existing sub-advisers continue to manage portions of the assets of the Fund. Olive Street may reallocate the Fund’s assets among the sub-advisers in its discretion at any time.  Olive Street recommended that the Board appoint Diamond Hill and MFS as sub-advisers because Olive Street believes that Diamond Hill’s mid-cap value strategy and MFS’s small-cap value strategy will each assist the Fund in achieving its investment objective, and each Sub-adviser’s investment style will complement the investment strategies of the Fund’s existing sub-advisers.  Additionally, Olive Street believes the appointment of Diamond Hill and MFS will allow the Fund overall to better complement and diversify investments in Edward Jones Advisory Solutions® (“Advisory Solutions”), an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), an affiliate of the Adviser.

The appointment of Diamond Hill and MFS as sub-advisers to the Fund is not expected to result in an increase to the Fund’s expenses because Olive Street has contractually agreed to waive its management fee to the extent management fees to be paid to Olive Street exceed the management fees the Fund is required to pay the sub-advisers. If Olive Street determines to hire new sub-advisers or reallocate the Fund’s assets in the future, the Fund’s expenses may increase.

THE BOARD’S CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENTS

Board Considerations of New Sub-advisory Arrangement with MFS

Pursuant to Section 15 of the 1940 Act, a fund’s advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the fund; and (ii) by a vote of a majority of the members of the board who are not parties to the agreements or “interested persons” of any party, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

At an in-person meeting held on November 27-28, 2018 (the “Meeting”), the Board, including a majority of the Independent Trustees, considered and approved a New MFS Sub-advisory Agreement for an initial two-year term.

In advance of the in-person Meeting and a telephonic meeting held on November 19, 2018, the Adviser and MFS furnished information to the Board necessary for the Board to evaluate the terms of the New MFS Sub-advisory Agreement.  The Board had the opportunity to ask questions and request further information in connection with its consideration.  This information included materials describing, among other matters: (i) the nature, extent and quality of the services proposed to be provided by MFS; (ii) MFS’s investment management personnel; (iii) MFS’s operations; (iv) MFS’s investment philosophy and investment process; (v) the sub-advisory fees proposed to be payable to MFS; (vi) MFS’s policies and compliance procedures, including those related to personal securities transactions; and (vii) the investment performance of accounts managed by MFS employing a small cap value strategy similar to the portion of the Fund proposed to be managed by MFS.

At the in-person Meeting, representatives of the Adviser and MFS made presentations and responded to questions regarding MFS’s services, fees and other aspects of the Sub-advisory Agreement.  The Independent Trustees received advice from Fund counsel and from their independent legal counsel, including advice regarding the legal standards applicable to the consideration of advisory and sub-advisory arrangements, and met in executive session outside the presence of the interested Trustees, Fund management and representatives of the Adviser and MFS to discuss the Sub-advisory Agreement and the services to be provided by MFS.

In considering the approval of the New MFS Sub-advisory Agreement, the Board considered various factors, as discussed in further detail below:

1.
The nature, extent and quality of the services to be provided by MFS under the New MFS Sub-advisory Agreement.  The Board reviewed the portfolio management services and investment process proposed by MFS, including how MFS’s investment philosophy and process complement those of the other sub-advisers that manage the Fund.  The Board also reviewed the background and experience of MFS’s portfolio management personnel.  The Board reviewed the resources of MFS, and the terms of the proposed New MFS Sub-advisory Agreement.  The Board also considered other services to be provided to the Fund by MFS under the Adviser’s supervision, such as monitoring adherence to the Fund’s investment restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations, monitoring valuation and liquidity and selecting broker-dealers to execute portfolio transactions.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that MFS is capable of providing services of the type and nature contemplated by the terms of the New MFS Sub-advisory Agreement.

2.
Fees and Other Expenses. The Board reviewed the sub-advisory fees proposed to be payable to MFS.   The Board considered the potential impact of MFS’s fee to the Fund’s overall expenses, given the Adviser’s contractual agreement to waive its advisory fees to the extent advisory fees to be paid to the Adviser exceed the sub-advisory fees to be paid to the Fund’s sub-advisers. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the sub-advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by MFS.

3.
The Sub-adviser’s Investment Performance Record. Because MFS is new to the Fund, the Board was not able to evaluate an investment performance record for the portion of the Fund to be managed by MFS.  The Board did consider MFS’s performance history with respect to similarly-managed investment accounts.  While there was no historical Sub-adviser performance information with respect to the Fund for review, the Board noted that it would have an opportunity to review such information in connection with future annual reviews of advisory and sub-advisory agreements.

4.
Profitability and Economies of Scale. The Board did not consider profitability of MFS to be a material factor, given that MFS is not affiliated with the Adviser and, therefore, the fees were negotiated at arm’s length.

5.
Indirect Benefits. The Board noted that Fund shares are currently available exclusively to investors participating in Edward Jones Advisory Solutions®, an investment advisory program or asset-based fee program, sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), an affiliate of the Adviser.  Accordingly, the Board considered that Edward Jones receives asset-based fees from all investors in connection with their investments in the Fund.

The Board also considered potential “fall-out” or ancillary benefits to MFS, as a result of its relationship with the Fund. The Board considered that ancillary benefits could result from a greater allocation of assets under MFS’s management, potentially allowing MFS to leverage its increased trade volume to negotiate more favorable execution rates for all its clients. Ancillary benefits could also include benefits potentially derived from an increase in MFS’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by MFS, or to operate other products and services that follow investment strategies similar to those of the Fund).

CONCLUSION

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New MFS Sub-advisory Agreement at the Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New MFS Sub-advisory Agreement, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by MFS to the Fund and that the appointment of MFS and the approval of the New MFS Sub-advisory Agreement would be in the best interests of the Fund and its shareholders. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of MFS as a sub-adviser to the Fund, and (b) the New MFS Sub-advisory Agreement.

Board Considerations of New Sub-advisory Arrangement with Diamond Hill

Pursuant to Section 15 of the 1940 Act, a fund’s advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the fund; and (ii) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

At the Meeting, the Board, including a majority of the Independent Trustees, considered and approved a new sub-advisory arrangement pursuant to an agreement with Diamond Hill Capital Management, Inc. (“Diamond Hill” or the “Sub-adviser”) with respect to the Fund (the “New Diamond Hill Sub-advisory Agreement”) for an initial two-year term.

In advance of the in-person Meeting and a telephonic meeting held on November 19, 2018, the Adviser and Diamond Hill furnished information to the Board necessary for the Board to evaluate the terms of the New Diamond Hill Sub-advisory Agreement.  The Board had the opportunity to ask questions and request further information in connection with its consideration.  This information included materials describing, among other matters: (i) the nature, extent and quality of the services proposed to be provided by Diamond Hill; (ii) Diamond Hill’s investment management personnel; (iii) Diamond Hill’s operations; (iv) Diamond Hill’s investment philosophy and investment process; (v) the sub-advisory fees proposed to be payable to Diamond Hill; (vi) Diamond Hill’s policies and compliance procedures, including those related to personal securities transactions; and (vii) the investment performance of accounts managed by Diamond Hill employing a mid-cap strategy similar to the portion of the Fund proposed to be managed by Diamond Hill.

At the in-person Meeting, representatives of the Adviser and Diamond Hill made presentations and responded to questions regarding Diamond Hill’s services, fees and other aspects of the New Diamond Hill Sub-advisory Agreement.  The Independent Trustees received advice from Fund counsel and from their independent legal counsel, including advice regarding the legal standards applicable to the consideration of advisory and sub-advisory arrangements, and met in executive session outside the presence of the interested Trustees, Fund management and representatives of the Adviser and Diamond Hill to discuss the New Diamond Hill Sub-advisory Agreement and the services to be provided by Diamond Hill.

In considering the approval of the New Diamond Hill Sub-advisory Agreement, the Board considered various factors, as discussed in further detail below:

1.
The nature, extent and quality of the services to be provided by Diamond Hill under the New Diamond Hill Sub-advisory Agreement.  The Board reviewed the portfolio management services and investment process proposed by Diamond Hill, including how Diamond Hill’s investment philosophy and process complement those of the other sub-advisers that manage the Fund.  The Board also reviewed the background and experience of Diamond Hill’s portfolio management personnel.  The Board reviewed the resources of Diamond Hill, and the terms of the proposed New Diamond Hill Sub-advisory Agreement.  The Board also considered other services to be provided to the Fund by Diamond Hill under the Adviser’s supervision, such as monitoring adherence to the Fund’s investment restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations, monitoring valuation and liquidity and selecting broker-dealers to execute portfolio transactions.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that Diamond Hill is capable of providing services of the type and nature contemplated by the terms of the New Diamond Hill Sub-advisory Agreement.

2.
Fees and Other Expenses. The Board reviewed the sub-advisory fees proposed to be payable to Diamond Hill.  The Board considered the potential impact of Diamond Hill’s fee to the Fund’s overall expenses, given the Adviser’s contractual agreement to waive its advisory fees to the extent advisory fees to be paid to the Adviser exceed the sub-advisory fees to be paid to the Fund’s sub-advisers. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the sub-advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by Diamond Hill.

3.
The Sub-adviser’s Investment Performance Record. Because Diamond Hill is new to the Fund, the Board was not able to evaluate an investment performance record for the portion of the Fund to be managed by Diamond Hill.  The Board did consider Diamond Hill’s composite performance with respect to its mid-cap strategy, and noted that it had a relatively short history.  While there was no historical Sub-adviser performance information with respect to the Fund for review, the Board noted that it would have an opportunity to review such information in connection with future annual reviews of advisory and sub-advisory agreements.

4.
Profitability and Economies of Scale. The Board did not consider profitability of Diamond Hill to be a material factor, given that Diamond Hill is not affiliated with the Adviser and, therefore, the fees were negotiated at arm’s length.

5.
Indirect Benefits. The Board noted that Fund shares are currently available exclusively to investors participating in Edward Jones Advisory Solutions®, an investment advisory program or asset-based fee program, sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), an affiliate of the Adviser.  Accordingly, the Board considered that Edward Jones receives asset-based fees from all investors in connection with their investments in the Fund.

The Board also considered potential “fall-out” or ancillary benefits to Diamond Hill, as a result of its relationship with the Fund. The Board considered that ancillary benefits could result from a greater allocation of assets under Diamond Hill’s management, potentially allowing Diamond Hill to leverage its increased trade volume to negotiate more favorable execution rates for all its clients. Ancillary benefits could also include benefits potentially derived from an increase in Diamond Hill’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Diamond Hill, or to operate other products and services that follow investment strategies similar to those of the Fund).

CONCLUSION

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Diamond Hill Sub-advisory Agreement at the Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Diamond Hill Sub-advisory Agreement, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by Diamond Hill to the Fund and that the appointment of Diamond Hill and the approval of the New Diamond Hill Sub-advisory Agreement would be in the best interests of the Fund and its shareholders. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of Diamond Hill as a sub-adviser to the Fund, and (b) the New Diamond Hill Sub-advisory Agreement.

DESCRIPTION OF THE MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

Set forth below is a summary of all material terms of the New Sub-advisory Agreements. The terms of each New Sub-Advisory Agreement are the same in all material respects unless otherwise noted below. Although the summary below is qualified in its entirety by reference to the New Sub-advisory Agreements included as Exhibit A and Exhibit B hereto, shareholders should still read the summary below carefully.

INVESTMENT ADVISORY SERVICES

Subject to the oversight of the Board and the Adviser, each Sub-adviser shall manage the investments of its allocated portion of the Fund’s assets (“Allocated Portion”) in accordance with the Fund's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-adviser in advance, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act and the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended.  The New MFS Sub-advisory Agreement further states that, unless instructed by the Adviser in writing to the contrary, with respect to its Allocated Portion, MFS will ensure that the Allocated Portion shall comply with the limits on investments in designated commodity contracts and swaps set forth in subsection (c)(2)(iii) of Commodity Futures Trading Commission Rule 4.5.

From time to time, the Adviser or the Fund may provide a Sub-adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-adviser's management of its Allocated Portion, which shall become effective at such time as agreed upon by both parties.  Subject to each of the foregoing sentences above, each Sub-adviser shall have full discretionary authority to manage the investment of the assets of its Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles, listed and over-the-counter derivatives, and other property and assets comprising or relating to the Sub-Adviser’s Allocated Portion.

In addition, among other things, each Sub-adviser will, at its own expense:

•
advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding its Allocated Portion and, upon request, furnish the Adviser and the Fund with research, economic and statistical data in connection with the investments and investment policies of its Allocated Portion;

•
obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by its Allocated Portion;

•	employ professional portfolio managers and securities analysts who provide research services to its Allocated Portion;
•	place orders for purchases and sales of portfolio investments for its Allocated Portion;
•	give instructions to the Fund’s custodian concerning the delivery of securities and transfer of cash for its Allocated Portion;
•
as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, provide the Custodian with copies of trade tickets (with respect to the New Diamond Hill Sub-advisory Agreement) or trade confirmations (with respect to the New MFS Sub-advisory Agreement) for each transaction effected for the Allocated Portion by the Sub-Adviser, provide copies to the Adviser and the Fund upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations received by the Sub-Adviser;

•
as soon as practicable following the end of each calendar month, provide the Adviser and the Fund with written statements showing all transactions effected for its Allocated Portion during the month by the Sub-adviser, a summary listing all investments attributable to transactions of the Sub-adviser that are held in its Allocated Portion as of the last day of the month, and such other information as the Adviser or the Fund may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Fund;

•
to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Trust or the Adviser with (a) current copies or summaries of the compliance policies and procedures of the Sub-adviser related to the services it provides to the Fund in effect from time to time (including prompt notice of any material changes thereto), (b)  reports of any violations to the Sub-adviser's compliance policies and procedures that occurred in connection with the provision of investment management services to the Fund and reports of any other material violations of the Sub-adviser's compliance policies and procedures, (c) a copy of the Sub-adviser's annual compliance report as required by Rule 206(4)-7 of the Investment Advisers Act of 1940, as amended, (d) upon request, a certificate of the Chief Compliance Officer of the Sub-adviser to the effect that the policies and procedures of the Sub-adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1), (e) with respect to the New Diamond Hill Sub-advisory Agreement, copies of any correspondence between Diamond Hill and a regulatory agency in connection with regulatory examinations or proceedings, and (f) with respect to the New MFS Sub-advisory Agreement, copies or summaries of any deficiency or similar letters and responses thereto between MFS and a regulatory agency in connection with regulatory examinations or proceedings and copies of such letters and responses will be made available by MFS at the Adviser's on-site visits; provided, however, MFS will not be required to comply with this requirement where the reporting of such events would violate applicable law or would result in the contravention of client confidentiality, or the requests or expectations of a judicial, governmental, or regulatory body;

•
comply with all procedures and policies adopted by the Board in compliance with applicable law, including without limitation, Rules 10f-3, 12d3-1, 17a-7, 17e-1 and 17j-1 under the 1940 Act, and the Pricing and Valuation Procedures (together, “Fund Procedures”) provided in writing in advance to the Sub-adviser by the Adviser or the Fund and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-adviser;

•
maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and institute and enforce (as set forth in the New Diamond Hill Sub-advisory Agreement) or maintain and comply with (as set forth in the New MFS Sub-advisory Agreement) procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics;

•
promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries that are submitted (with respect to the New Diamond Hill Sub-advisory Agreement) or reasonably submitted (with respect to the New MFS Sub-advisory Agreement) to the Sub-adviser in writing;

•
furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate the applicable New Sub-advisory Agreement or any proposed amendments thereto for the purposes of approving such Agreement, the renewal thereof or any amendment thereto;

•
as reasonably requested by the Fund, provide the Fund with information and advice regarding assets in the Sub-adviser’s Allocated Portion to assist the Fund in determining the appropriate valuation of such assets and the appropriate pricing sources for such assets and whether pricing information provided by the Fund’s pricing agents is reasonable;

•	file with the SEC any report on Form 13F or Schedule 13G and any amendments thereto, required by the Securities Exchange Act of 1934, with respect to its duties as are set forth herein;
•
except as permitted by the Fund Procedures, treat confidentially, and not disclose without the consent of the Fund, all information in respect of the portfolio investments of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades); and

•
upon request, review the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Sub-adviser, the manner in which the Sub-adviser manages the Fund and information relating directly or indirectly to the Sub-adviser (the “Sub-adviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

In addition, the New Diamond Hill Sub-advisory Agreement further states that Diamond Hill will submit such reports and information as the Adviser or the Fund may reasonably request to assist the Fund’s custodian in its determination of the market value of securities held in the Fund, provided that the Adviser acknowledges that Diamond Hill is not the valuation agent for the Fund.  Finally, the New MFS Sub-advisory Agreement further states that MFS will provide reasonable valuation assistance and information to the Adviser or the Fund upon reasonable request to assist in connection with the determination of the market value of securities held in its Allocated Portion; provided, however, the Adviser acknowledges and agrees that such reasonable assistance provided by MFS shall not include the daily fair valuation of foreign securities or instruments held by the Allocated Portion pursuant to a general "foreign fair value pricing factor" based on factors obtained from a third party pricing vendor.

INDEMNIFICATION

Each Sub-adviser is obligated to indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses):  (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the applicable Sub-adviser Disclosure; and (ii) resulting from the Sub-adviser's willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-adviser's obligations under the applicable New Sub-advisory Agreement, or from the Sub-adviser's reckless disregard of its obligations and duties under the applicable New Sub-advisory Agreement; provided, however, that the Sub-adviser's obligation is reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the applicable New Sub-advisory Agreement.

The Adviser is obligated to indemnify and hold harmless each Sub-adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) resulting from (i) the Adviser's willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser's obligations under the applicable New Sub-advisory Agreement, or from the Adviser’s reckless disregard of its obligations and duties under the applicable New Sub-advisory Agreement, or (ii) with respect to the New MFS Sub-advisory Agreement, any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure, to the extent such disclosure was not made in reliance on information furnished by MFS; provided, however, that the Adviser's obligation to each Sub-adviser is reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-adviser, is caused by or is otherwise directly related to the Sub-adviser's own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the applicable New Sub-advisory Agreement.

MAINTENANCE OF BOOKS AND RECORDS

Under New Sub-advisory Agreements, each Sub-adviser is required to maintain separate books and detailed records of all matters pertaining to the securities and other assets advised by such Sub-adviser as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by Olive Street or the Fund’s other service providers) relating to its responsibilities under the applicable New Sub-advisory Agreement, and is obligated to preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

REPORTING OBLIGATION

Each Sub-adviser has an obligation to provide prompt notice to the Adviser and the Fund about developments relating to its duties as Sub-adviser of which the Sub-adviser has, or reasonably should have, knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund, any changes in senior management, operations, financial condition or ownership of the Sub-adviser’s firm that would materially impact the Sub-adviser's services to the Fund, and the occurrence of any event that would disqualify the Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. Each Sub-adviser also has an obligation to immediately notify the Adviser and the Trust in the event that the Sub-adviser becomes subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment adviser pursuant to the New Sub-advisory Agreement.  Diamond Hill also has an obligation to immediately notify the Adviser and the Trust in the event that Diamond Hill is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization).  Further, MFS has an obligation to immediately notify the Adviser and the Trust in the event that MFS is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization) that is reasonably likely to adversely affect the ability of the Sub-Adviser to fulfill its obligations hereunder or materially adversely affect the financial condition of the Sub-Adviser.  Each Sub-adviser shall immediately forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that specifically relates to the Trust or the Fund.

DURATION AND TERMINATION

Each New Sub-advisory Agreement was approved by the Board at the Meeting for an initial term of two years and is scheduled to continue in effect for subsequent periods only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that the New Sub-advisory Agreement may be terminated (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Sub-adviser, or (c) by the Sub-adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser.  Each New Sub-advisory Agreement will terminate automatically and immediately in the event of its assignment (as defined under the 1940 Act), or in the event of a termination of the Adviser’s investment advisory agreement with the Trust, on behalf of the Fund.

GOVERNING LAW

The New Sub-advisory Agreements are governed by and construed in accordance with the substantive laws of the State of Delaware.

INFORMATION ABOUT OLIVE STREET

Olive Street, located at 12555 Manchester Road, St. Louis, Missouri 63131, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Olive Street dated July 10, 2013, and amended with respect to the Fund as of February 19, 2015 and June 9, 2017. As of December 31, 2018, Olive Street had approximately $63.5 billion in assets under management. As investment adviser, Olive Street manages the Fund pursuant to a manager-of-managers structure, whereby Olive Street has overall responsibility for the general management and day-to-day operations of the Fund, but has retained one or more investment sub-advisers to make the investment decisions for allocated portions of the Fund’s assets. For these services, the Fund pays Olive Street an annual fee of 0.64% of its average daily net assets.  Olive Street has contractually agreed, until at least October 28, 2019, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s Sub-advisers.

For the fiscal year ended June 30, 2018, the Fund paid Olive Street advisory fees in the amount of $23,728,544. Olive Street waived $8,398,599 of such advisory fees.

INFORMATION ABOUT DIAMOND HILL

Diamond Hill, located at 325 John H. McConnell Blvd, Suite 200, Columbus, OH 43215, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. As of October 31, 2018, Diamond Hill had assets under management of approximately $20.9 billion.

Listed below is the name, title and principal business address of Diamond Hill’s principal executive officer and sole director.

Name	Title	Address
Christopher Bingaman	CEO and Sole Director	325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215

Diamond Hill currently acts as an adviser or sub-adviser to four other registered investment companies with similar investment objectives to those of the Fund. The table below sets forth certain information with respect to the assets allocated to Diamond Hill of those other investment companies.

Fund Name	Percentage of Assets of Investment Company Allocated to Diamond Hill (as of October 31, 2018)
Diamond Hill Mid Cap Fund	100%
Morningstar US Equity Fund	20%
AXA Mid Cap Value Managed Volatility Portfolio	15%
AXA Multimanager Mid Cap Value Portfolio	25%

INFORMATION ABOUT MFS

MFS, located at 111 Huntington Avenue, Boston, Massachusetts, 02199, is an investment adviser registered under the Advisers Act.  MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. As of October 31, 2018, MFS had assets under management of approximately $452 billion.

Listed below are the names, titles and principal business addresses of each principal executive officer and director of MFS.

Name	Title	Address
Robert Manning	Director, Executive Chairman and Chairman of the Board of Directors of MFS; Trustee of various funds within the MFS Funds complex(1)	c/o MFS at 111 Huntington Avenue, Boston, Massachusetts, 02199
Michael Roberge	Director, Chief Executive Officer, and Chief Investment Officer of MFS(1)	c/o MFS at 111 Huntington Avenue, Boston, Massachusetts, 02199
Amrit Kanwal	Executive Vice President and Chief Financial Officer of MFS(1)	c/o MFS at 111 Huntington Avenue, Boston, Massachusetts, 02199
Carol Geremia	President of MFS(1)	c/o MFS at 111 Huntington Avenue, Boston, Massachusetts, 02199
Heidi Hardin	Executive Vice President, General Counsel and Secretary of MFS and Secretary of various funds within the MFS Funds complex(1)	c/o MFS at 111 Huntington Avenue, Boston, Massachusetts, 02199
Robin Stelmach	Vice Chairman of MFS and Trustee of various funds within the MFS Funds complex(1)	c/o MFS at 111 Huntington Avenue, Boston, Massachusetts, 02199
David Antonelli	Vice Chairman of MFS(1)	c/o MFS at 111 Huntington Avenue, Boston, Massachusetts, 02199
Jon N. Aliber	Executive Vice President and Chief Technology Officer of MFS(1)	c/o MFS at 111 Huntington Avenue, Boston, Massachusetts, 02199
Mark A. Leary	Executive Vice President and Chief Human Resources Officer of MFS(1)	c/o MFS at 111 Huntington Avenue, Boston, Massachusetts, 02199
Martin Wolin	Chief Compliance Officer of MFS and Chief Compliance Officer of various funds within the MFS Funds complex(1)	c/o MFS at 111 Huntington Avenue, Boston, Massachusetts, 02199
Stephen Peacher	Director of MFS; President, Sun Life Investment Management	c/o MFS at 111 Huntington Avenue, Boston, Massachusetts, 02199
Kevin Strain	Director of MFS; Executive Vice President and Chief Financial Officer of Sun Life Financial	c/o MFS at 111 Huntington Avenue, Boston, Massachusetts, 02199

(1) Certain principal executive officers and directors of MFS serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers and/or directors of some or all of the funds in the MFS Funds complex and/or officers or directors of certain MFS non-U.S. investment companies.

MFS currently acts as adviser to two other registered investment companies with similar investment objectives to those of the Fund. The table below sets forth certain information with respect to the assets allocated to MFS of those other investment companies.

Fund Name	Percentage of Assets of Investment Company Allocated to MFS (as of October 31, 2018)
MFS® New Discovery Value Fund	100%
MFS® New Discovery Value Portfolio	100%

ADDITIONAL INFORMATION

INFORMATION ABOUT OTHER SERVICE PROVIDERS

U.S. Bancorp Fund Services LLC (“USBFS”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s administrator and accountant. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Fund’s distributor and principal underwriter. Quasar receives no compensation for distributing Fund shares. For the fiscal year ended June 30, 2018, the Fund paid administration fees in the amount of $424,922.

PAYMENT OF EXPENSES

The Fund will pay the expenses of the preparation, printing and mailing of this Information Statement.

COMMISSIONS PAID TO AFFILIATED BROKERS

During the Fund’s most recently completed fiscal year ended June 30, 2018 the Fund did not pay any commissions to any affiliated brokers.

BENEFICIAL OWNERSHIP OF SHARES

As of December 31, 2018, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of the Fund. On that date, the trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

NAME AND ADDRESS	NUMBER OF SHARES	PERCENT
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	399,388,425.4570	100%

The information as to beneficial ownership is based on statements furnished to the Fund by the trustees of the Trust, and/or on the records of the Trust’s transfer agent.

ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund’s annual report dated June 30, 2018 or semi-annual report dated December 31, 2017, shareholders of the Fund may visit www.bridgebuildermutualfunds.com, call 1‑855-823-3611 or write to the Fund at Bridge Builder Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or via e-mail at bridgebuilder@edwardjones.com.

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more Fund shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1‑855-823-3611 or forward a written request to Bridge Builder Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 if you would like to:  (1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a Delaware statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

EXHIBIT INDEX

Exhibit No.	Exhibit
(A)	Investment Sub-advisory Agreement among Bridge Builder Trust, Olive Street Investment Advisers, LLC and Diamond Hill Capital Management, Inc., relating to the Bridge Builder Small/Mid Cap Value Fund.
(B)	Investment Sub-advisory Agreement among Bridge Builder Trust, Olive Street Investment Advisers, LLC and MFS Investment Management, relating to the Bridge Builder Small/Mid Cap Value Fund.

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 1st day of December, 2018, by and among Diamond Hill Capital Management, Inc., an Ohio Corporation located at 325 John H. McConnell Blvd. Suite 200, Columbus, Ohio 43215 (the “Sub-Adviser”), Olive Street Investment Advisers, LLC, a Missouri limited liability company located at 12555 Manchester Road, St. Louis, MO  63131 (the “Adviser”), and the Bridge Builder Trust, a Statutory trust located at 615 East Michigan Street Milwaukee, WI 53202 (the "Trust"), on behalf of the series of the Trust indicated on Schedule A to this Agreement (each, a "Fund" and collectively, the "Funds").

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, Bridge Builder Trust, a Delaware statutory trust located at 615 East Michigan Street, Milwaukee, WI  53202 (the “Trust”), is an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for the Bridge Builder Small/Mid Cap Value Fund, a series of the Trust (the “Fund”), under the terms of an investment advisory agreement, dated August 1, 2013 and amended as of February 19, 2015, between the Adviser and the Trust on behalf of the Fund (the “Advisory Agreement”); and

WHEREAS, the Advisory Agreement provides that the Adviser may retain one or more sub-advisers, subject to the approval of the Trust’s Board of Trustees (the “Board”), including a majority of trustees of the Board who are not “interested persons” of the Adviser (the “Independent Trustees”), in accordance with the requirements of the 1940 Act, to render portfolio management services to the Fund pursuant to investment sub-advisory agreements between the Fund, the Adviser and each such sub-adviser; and

WHEREAS, the Trust’s Board has duly consented to and approved the appointment of the Sub-Adviser to provide investment advisory services (the "Services") to a portion of the assets of the Fund allocated to the Sub-Adviser (the “Allocated Portion”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser to provide the Services to the Allocated Portion in the manner and on the terms set out in this Agreement, and the Sub-Adviser desires to provide such Services;

NOW, THEREFORE, WITNESSETH:  The parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

(a)
Acceptance.  The Adviser hereby appoints the Sub-Adviser, and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as an investment adviser to the Fund with respect to the Allocated Portion.

(b)
Independent Contractor.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized in this Agreement or another writing by the Trust or Adviser to the Sub-Adviser, have no authority to act for or be deemed an agent of the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund.

(c)
The Sub-Adviser’s Representations.  The Sub-Adviser represents, warrants and agrees that (i) it has all requisite power and authority to enter into and perform its obligations under this Agreement; (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; (iii) neither it nor any "affiliated person" of it, as such term is defined in Section 2(a)(3) of the 1940  Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act; (iv) it is duly registered as an adviser under the Advisers Act; and (v) except as otherwise specified herein, it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Fund and the Adviser.

The Sub-Adviser further represents, warrants, and agrees that it shall:

(i)	Use its best judgment and efforts in rendering the advice and services to Trust and Fund as contemplated by this Agreement;
(ii)	Maintain all licenses and registrations necessary to perform its duties hereunder in good order;
(iii)	Conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, and any other applicable state and/or self-regulatory organization regulations; and
(iv)
Maintain errors and omissions insurance coverage in an amount not less than its current level of coverage and shall provide written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies.  Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(d)
The Adviser’s Representations.  The Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Adviser further represents, warrants and agrees that it has the authority under the Advisory Agreement to appoint the Sub-Adviser.

(e)	Plenary authority of the Board. The Sub-Adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board.

2.	DELIVERY OF DOCUMENTS.

(a)	The Adviser has furnished or will furnish to the Sub-Adviser copies of each of the following documents:

(i)	the Declaration of the Trust as in effect on the date hereof;

(ii)	the By-laws of the Trust in effect on the date hereof;

(iii)	the resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

(iv)	the Advisory Agreement;

(v)	the Code of Ethics of the Trust and of the Adviser as currently in effect; and

(vi)	current copies of the Fund’s Prospectus and Statement of Additional Information.

The Adviser shall furnish the Sub-Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.

(b)	The Sub-Adviser has furnished or will furnish the Adviser with copies of each of the following documents:

(i)	the Sub-Adviser's most recent registration statement on Form ADV;

(ii)	the Sub-Adviser’s most recent balance sheet;

(iii)	separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the custodian (the "Custodian") and accounting agent of the Fund's assets;

(iv)	the Code of Ethics (defined below) of the Sub-Adviser as currently in effect;

(v)	the Sub-Adviser’s proxy voting policies as currently in effect; and

(vi)
complete and accurate copies of any compliance manuals, trading, commission and other reports, insurance policies, and such other management or operational documents as the Adviser may reasonably request in writing (on behalf of itself or the Board) in assessing the Sub-Adviser.

The Sub-Adviser shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.  Additionally, the Sub-Adviser shall provide to the Adviser such other documents relating to its services under this Agreement as the Adviser may reasonably request on a periodic basis.  Such amendments or supplements shall be provided within thirty (30) days of the time such materials became available to the Sub-Adviser.

3.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall manage the investments of the Allocated Portion in accordance with the Fund's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act (the “CEA”) and the rules of the National Futures Association  (the “NFA Rules”), and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended.   From time to time, the Adviser or the Fund may provide the Sub-Adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser's management of the Allocated Portion, which shall become effective at such time as agreed upon by both parties.  Subject to each of the foregoing sentences above, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property and assets comprising or relating to the Allocated Portion.

In addition, the Sub-Adviser will, at its own expense:

(a)
advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies;

(b)	submit such reports and information as the Adviser or the Fund may reasonably request to assist the Custodian in its determination of the market value of securities held in the Fund;
(c)
obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund;

(d)	employ professional portfolio managers and, if deemed necessary, securities analysts who provide research services to the Fund;
(e)	place orders for purchases and sales of portfolio investments for the Allocated Portion;
(f)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;
(g)
as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, provide the Custodian with copies of trade tickets for each transaction effected for the Allocated Portion by the Sub-Adviser, provide copies to the Adviser and the Fund upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations received by the Sub-Adviser;

(h)
as soon as practicable following the end of each calendar month, provide the Adviser and the Fund with written statements showing all transactions effected for the Allocated Portion during the month by the Sub-Adviser, a summary listing all investments attributable to transactions of the Sub-Adviser that are held in the Allocated Portion as of the last day of the month, and such other information as the Adviser or the Fund may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Fund.  The Adviser and the Fund acknowledge that Sub-Adviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

(i)
to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Trust or the Adviser with (a) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b)  reports of any violations of the Sub-Adviser's compliance policies and procedures that occurred in connection with the provision of services to the Fund, (c) a copy of the Sub-Adviser's annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (d) copies of any correspondence between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings, and (e) upon request, a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

(j)
comply with all procedures and policies adopted by the Board in compliance with applicable law, including without limitation, Rules 10f-3, 12d3-1, 17a-7, 17e-1 and 17j-1 under the 1940 Act, and the Pricing and Valuation Procedures (together, “Fund Procedures”) provided to the Sub-Adviser by the Advisor or the Fund and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-Adviser;

(k)
maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent "access persons," as such term is defined in as such term is defined in Rule 17j-1, from violating its Code of Ethics;

(l)	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Sub-Adviser in writing;
(m)
furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto; and

(n)
as reasonably requested by the Fund, provide the Fund with information and advice regarding assets in the Allocated Portion to assist the Fund in determining the appropriate valuation of such assets and the appropriate pricing sources for such assets and whether pricing information provided by the Fund’s pricing agents is reasonable;

(o)
file with the SEC any report on Form 13F or Schedule 13G and any amendments thereto, required by the Securities Exchange Act of 1934 (the "Exchange Act"),  with respect to its duties as are set forth herein;

(p)
except as permitted by the  Fund Procedures, shall treat confidentially, and shall not disclose without the consent of the Fund, all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades) and;

(q)
upon request, will review the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the Securities and Exchange Commission (the “SEC”) (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Fund and information relating directly or indirectly to the Sub-Adviser (the “Sub-Adviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

In providing services under this Agreement, the Sub-Adviser shall (i) maintain all licenses and registrations necessary to perform its duties hereunder in good order; (ii) conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, , the CEA , the NFA Rules and any other applicable state and/or self-regulatory organization regulations; and (iii) maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with their approval of this Agreement.

The Fund or its agent will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in, the Fund.  The Fund or its agent will timely provide the Sub-Adviser with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

The Adviser will be responsible for all class actions and lawsuits involving the Fund or securities held, or formerly held, in the Fund.  The Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy.  In the case of notices of class action suits received by the Sub-Adviser involving issuers presently or formerly held in the Fund, the Sub-Adviser shall promptly forward such notices to the Adviser and, with the consent of the Adviser, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

4.	PROXY VOTING
(a)
The Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Fund, provided however, that the Fund may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies.  Absent specific instructions to the contrary provided to it by the Adviser or the Fund, and subject to its receipt of all necessary voting materials, the Sub-Adviser shall vote all proxies with respect to investments of the Fund in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser and the Trust.

(b)	The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.
(c)
The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC.  The Sub-Adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Fund on a quarterly basis (or more frequently, upon the request of the Adviser).  The Sub-Adviser shall provide the Adviser and the Fund with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion.

5.	ALLOCATION OF EXPENSES

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder.  In this regard, the Adviser specifically agrees that the Sub-Adviser shall not be responsible for the following expenses:

(a)	fees and expenses incurred in connection with the issuance, registration and transfer of its shares;
(b)	brokerage and commission expenses incurred by the Fund;
(c)
all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its Custodian, shareholder services agent and accounting services agent;

(d)	interest charges on any Fund borrowings;
(e)
costs and expenses of pricing and calculating its daily net asset value (including, without limitation, any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s assets) and of maintaining its books of account required under the 1940 Act, except for the expenses incurred by the Sub-Adviser in connection with its services under Section 13 hereunder, which are expenses of the Sub-Adviser;

(f)	Fund taxes, if any;
(g)	except as stated below, expenditures in connection with meetings of the Fund’s shareholders and the Board;

(h)
salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee;

(i)	insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance;
(j)	legal, auditing and accounting fees of the Fund and trade association dues or educational program expenses of the Trust or the Board; and
(k)
fees and expenses (including legal fees) of registering and maintaining registration of the Fund’s shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any.

The Sub-Adviser specifically agrees that with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) providing the personnel, office space, furnishings, equipment and reasonably necessary to provide its sub-advisory services to the Fund hereunder, and (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Sub-Adviser.  Additionally, the Sub-Adviser agrees that the Sub-Adviser shall be responsible for reasonable expenses incurred by the Fund or Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit involving the Sub-adviser to which neither the Fund nor the Adviser is a party. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

6.	SUB-ADVISORY FEES
(a)
Each Fund shall pay to the Sub-adviser, and the Sub-adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement a fee, based on the Current Net Assets of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, "Current Net Assets" shall mean the Allocated Portion' s net assets, managed by the Sub-adviser, as of the most recent preceding day for which the Fund's net assets were computed. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Current Net Assets of the Allocated Portion equals zero.

(b)
The Sub-Adviser voluntarily may reduce any portion of the fees due to it pursuant to this Agreement.  Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Sub-Adviser hereunder.

7.	PORTFOLIO TRANSACTIONS
In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion's portfolio (the "Portfolio") and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio.  The Sub-Adviser may take into consideration, among other things, the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this paragraph.  Such records shall be made available to the Fund or Adviser upon request.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Exchange Act). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund’s assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Adviser and the Fund authorize and empower the Sub-Adviser to direct the Custodian to open and maintain accounts for trading in securities and other investments (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Fund.  In addition, in connection with establishing such brokerage accounts, the Adviser and the Fund authorize and empower the Sub-Adviser to execute for the Fund as its agent and attorney-in-fact reasonable and customary customer agreements and other documentation in connection therewith, such as International Swaps and Derivatives Association (ISDA) agreements and futures and options account agreements, with brokers, dealers, and/or futures commission merchants as the Sub-Adviser shall select as provided above.  Subject to applicable law, including the custody requirements under the 1940 Act, the Sub-Adviser may, using such of the securities and other investments of the Fund as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers or to a collateral account established with the Custodian as the Sub-Adviser deems desirable or appropriate and as is required by applicable law.  The Sub-Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian, except as otherwise permitted by applicable law.  The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Fund, (ii) to deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein.  The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

8.	LIABILITY; STANDARD OF CARE AND INDEMNIFICATION
The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 3 above) comply with the investment policies, guidelines and restrictions of the Fund; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.  The Sub-Adviser shall be liable to the Fund and/or the Adviser for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Sub-Adviser in violation of the first paragraph of Section 3 hereof.  The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to the Sub-Adviser by the Adviser or the Fund, and only with respect to the Sub-Adviser Disclosure in such Disclosure Documents.

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser or Fund may have under any federal securities law or state law.

The Sub-Adviser shall indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure; and (ii) resulting from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-Adviser's obligations under this Agreement, or from the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-Adviser's obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser or Fund, the Adviser or Fund shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Adviser or the Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Sub-Adviser may have under any federal securities law or state law.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) resulting from the Adviser's willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser's obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser's obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser's own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

No provision of this Agreement shall be construed to protect any Trustee or Officer of the Fund, or officer of the Adviser or Sub-Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

The Sub-Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

9.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT
(a)
This Agreement shall become effective upon approval by the Board and its execution by the parties hereto.  Pursuant to the exemptive relief obtained in the SEC Order dated on or about August 6, 2013, Investment Company Act Release No. 30592, approval of the Agreement by a majority of the outstanding voting securities of the Fund is not required, and the Sub-Adviser acknowledges that it shall be without the protection (if any) accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

(b)
This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser.  This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement.  As used in this Section 9, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(c)
In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board or the Adviser, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund.

(d)
The Sub-Adviser shall promptly notify the Adviser of any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act.

10.	SERVICES NOT EXCLUSIVE
The services of the Sub-Adviser to the Adviser and the Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Adviser agrees that Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Fund.  Nothing in this Agreement shall be deemed to require Sub-Adviser, its principals, affiliates, agents or employees to purchase or sell for the Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

11.	AGGREGATION OF ORDERS
Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Fund with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged and if such combination of orders and the allocation thereof is consistent with applicable law.  The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) over time, no account will be favored or disfavored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security on a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures and applicable law.  The Sub-Adviser also agrees to provide such documentation and/or information to the Fund or Adviser as is reasonably necessary to allow the Fund or Adviser to determine whether orders for the Fund have been aggregated and allocated equitably.

12.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and this Agreement may be amended only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

13.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Sub-Adviser may retain copies of any records to the extent required for it to comply with applicable laws.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under Adviser for the period specified in said Rule.  Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Allocated Portion.

14.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any "Non-public Personal Information," as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities.  The receiving party may disclose or disseminate the disclosing party's Confidential Information to its employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party's obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to the other party’s Confidential Information.  In addition, each party shall promptly notify the other party in writing upon learning of any unauthorized disclosure or use of the other party’s Confidential Information by such party or its agents.

     The term “Confidential Information," as used herein, means any of a party’s proprietary or confidential information including, without limitation, any Non-public Personal Information of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that may be obtained by the other party from any source or that may be developed as a result of this Agreement and Non-public Financial Information that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing, orally or by other means and whether or not such information is marked as confidential.  Confidential Information  shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 14, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 14 shall survive any termination of this Agreement.

15.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.  The Sub-Adviser agrees to inform the Trust of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

16.	REPORTS AND ACCESS

To the extent not otherwise identified in this Agreement, the Sub-Adviser agrees to supply such other information and documentation to the Adviser and to permit such compliance inspections by the Adviser or the Fund as shall be reasonably necessary to permit the Adviser and the Fund's service providers to satisfy their obligations and respond to the reasonable requests of the Trust.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and Fund about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund, any changes in senior management, operations, financial condition or ownership of the Sub-Adviser’s firm, and the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser shall immediately notify the Adviser and the Trust in the event that the Sub-Adviser:  (1) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization).  The Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the Trust or the Fund.

19.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

Adviser:	General Counsel Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131 and Olive Street Investment Advisers, LLC 12555 Manchester Road St. Louis, MO 63131 Attn: Helge K. Lee
Sub-Adviser:	Diamond Hill Capital Management, Inc 325 John H. McConnell Blvd. Suite 200 Columbus, Ohio 43215 Attn: Chief Compliance Officer
Trust/Fund:	Bridge Builder Trust On behalf of Bridge Builder Small/Mid Cap Value Fund 615 East Michigan Street Milwaukee, WI 53202 Attn: Secretary

20.	ASSIGNMENT

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its "assignment," as that term is defined in section 2(a)(4) of the 1940 Act.

21.	SEVERABILITY AND ENTIRE AGREEMENT

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.

22.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.	CONSULTATION WITH OTHER SUB-ADVISERS

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the Fund Procedures.  The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-Adviser.

24.	CHANGE IN THE SUB-ADVISER’S OWNERSHIP

The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

25.	COUNTERPARTS

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

26.	MISCELLANEOUS

Where the effect of a requirement of the 1940 Act or Advisers Act, as amended, reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

27.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

OLIVE STREET INVESTMENT ADVISERS, LLC (Adviser) By: /s/ Ryan T. Robson Name: Ryan T. Robson Title: President
BRIDGE BUILDER TRUST on behalf of the series listed on Schedule A hereto By: /s/ Ryan T. Robson Name: Ryan T. Robson Title: President
DIAMOND HILL CAPITAL MANAGEMENT, INC. (Sub-Adviser) By: /s/ Thomas E. Line Name: Thomas E. Line Title: Chief Financial Officer

Schedule A

Funds and Fees

Series of Bridge Builder Trust	Annual Sub-Advisory Fee Rate
Bridge Builder Small/Mid Cap Value Fund

EXHIBIT B

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 1st day of December, 2018, by and among Massachusetts Financial Services Company (d/b/a MFS Investment Management), a corporation organized under the laws of the State of Delaware located at 111 Huntington Avenue, Boston, MA 02199  (the “Sub-Adviser”), Olive Street Investment Advisers, LLC, a Missouri limited liability company located at 12555 Manchester Road, St. Louis, MO  63131 (the “Adviser”), and the Bridge Builder Trust, a Statutory trust located at 615 East Michigan Street Milwaukee, WI 53202 (the "Trust"), on behalf of the series of the Trust indicated on Schedule A to this Agreement (each, a "Fund" and collectively, the "Funds").

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, Bridge Builder Trust, a Delaware statutory trust located at 615 East Michigan Street, Milwaukee, WI  53202 (the “Trust”), is an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for the Bridge Builder Small/Mid Cap Value Fund, a series of the Trust (the “Fund”), under the terms of an investment advisory agreement, dated August 1, 2013 and amended as of February 19, 2015, between the Adviser and the Trust on behalf of the Fund (the “Advisory Agreement”); and

WHEREAS, the Advisory Agreement provides that the Adviser may retain one or more sub-advisers, subject to the approval of the Trust’s Board of Trustees (the “Board”), including a majority of trustees of the Board who are not “interested persons” of the Adviser (the “Independent Trustees”), in accordance with the requirements of the 1940 Act, to render portfolio management services to the Fund pursuant to investment sub-advisory agreements between the Fund, the Adviser and each such sub-adviser; and

WHEREAS, the Trust’s Board has duly consented to and approved the appointment of the Sub-Adviser to provide investment advisory services (the "Services") to a portion of the assets of the Fund allocated to the Sub-Adviser (the “Allocated Portion”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser to provide the Services to the Allocated Portion in the manner and on the terms set out in this Agreement, and the Sub-Adviser desires to provide such Services;

NOW, THEREFORE, WITNESSETH:  The parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER
(a)
Acceptance.  The Adviser hereby appoints the Sub-Adviser, and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as an investment adviser to the Fund with respect to the Allocated Portion.

(b)
Independent Contractor.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized in this Agreement or another writing by the Trust or Adviser to the Sub-Adviser, have no authority to act for or be deemed an agent of the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund.

(c)
The Sub-Adviser’s Representations.  The Sub-Adviser represents, warrants and agrees that (i) it has all requisite power and authority to enter into and perform its obligations under this Agreement; (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; (iii) neither it nor any "affiliated person" of it, as such term is defined in Section 2(a)(3) of the 1940  Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act; (iv) it is duly registered as an adviser under the Advisers Act; and (v) except as otherwise specified herein, it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Fund and the Adviser.

The Sub-Adviser further represents, warrants, and agrees that it shall:

(v)	Use its best judgment and efforts in rendering the advice and services to Trust and Fund as contemplated by this Agreement;
(vi)	Maintain all licenses and registrations necessary to perform its duties hereunder in good order;
(vii)	Conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, and any other applicable state and/or self-regulatory organization regulations; and
(viii)
Maintain errors and omissions insurance coverage in an appropriate amount and shall, upon request, provide a written description to the Trust of any material changes in its insurance policies or insurance coverage. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(d)
The Adviser’s Representations.  The Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Adviser further represents, warrants and agrees that it has the authority under the Advisory Agreement to appoint the Sub-Adviser.  The Adviser represents and warrants that the Fund (i) is an Eligible Contract Participant as defined by Section 1a(18) of the Commodity Exchange Act and U.S. Commodity Futures Trading Commission regulations thereunder; (ii) is a qualified institutional buyer as that term is defined in Rule 144A under the Securities Act of 1933, as amended, and (iii) is not a "restricted person" under Rule 5130 and Rule 5131 of the Financial Industry Regulatory Authority, Inc. ("FINRA") and thus the Fund is not prohibited from participating in the allocation of initial public offerings of equity securities offered by FINRA members.  Regardless of whether the Sub-Adviser is registered with the National Futures Association as a commodity trading advisor, the Sub-Adviser will provide any commodity trading advice to the Allocated Portion as if the Sub-Adviser were exempt from registration as a commodity trading advisor.  The Adviser represents that, with respect to the Fund, pursuant to Commodity Futures Trading Commission Rule 4.5 ("Rule 4.5"), the Adviser has filed a notice of eligibility claiming exclusion from registration as a “commodity pool operator” under the Commodity Exchange Act.   The Adviser will provide the Sub-Adviser with advance written notice if the Adviser intends to withdraw its exclusion from registration as a “commodity pool operator” with respect to the Funds.    The Adviser agrees to promptly notify the Sub-Adviser if any of the foregoing representations ceases to be true or correct.

(e)	Plenary authority of the Board. The Sub-Adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board.
2.	DELIVERY OF DOCUMENTS.
(a)	The Adviser has furnished or will furnish to the Sub-Adviser copies of each of the following documents:

(i)	the Declaration of the Trust as in effect on the date hereof;

(ii)	the By-laws of the Trust in effect on the date hereof;

(iii)	the resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

(iv)	the Advisory Agreement;

(v)	the Code of Ethics of the Trust and of the Adviser as currently in effect; and

(vi)	current copies of the Fund’s Prospectus and Statement of Additional Information.

The Adviser shall furnish the Sub-Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.

(b)	The Sub-Adviser has furnished or will furnish the Adviser with copies of each of the following documents:

(i)	the Sub-Adviser's most recent Form ADV Part 2A and relevant Form ADV Part(s) 2B, and Adviser hereby acknowledges receipt thereof;

(i)	the Sub-Adviser’s most recent balance sheet or equivalent financial information of the Sub-Adviser as agreed upon by the parties;

(iii)	separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the custodian (the "Custodian") and accounting agent of the Fund's assets;

(iv)	the Code of Ethics (defined below) of the Sub-Adviser as currently in effect;

(v)	the Sub-Adviser’s proxy voting policies as currently in effect; and

(vi)
complete and accurate copies of any compliance manuals, trading, commission and other reports, certificates of insurance, and such other management or operational documents as the Adviser may reasonably request in writing (on behalf of itself or the Board) in assessing the Sub-Adviser.

The Sub-Adviser shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.  Additionally, the Sub-Adviser shall provide to the Adviser such other documents relating to its services under this Agreement as the Adviser may reasonably request on a periodic basis.  Such amendments or supplements shall be provided within thirty (30) days of the time such materials became available to the Sub-Adviser.

3.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall manage the investments of the Allocated Portion in accordance with the Fund's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act (the “CEA”) and the rules of the National Futures Association  (the “NFA Rules”), and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended.   Unless instructed by the Adviser in writing to the contrary, with respect to its Allocated Portion, the Sub-Adviser, during the term of this Agreement, will ensure that the Allocated Portion shall comply with the limits on investments in designated commodity contracts and swaps set forth in subsection (c)(2)(iii) of Rule 4.5.   From time to time, the Adviser or the Fund may provide the Sub-Adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser's management of the Allocated Portion, which shall become effective at such time as agreed upon by both parties.    With respect to Sub-Adviser’s responsibility for monitoring the Allocated Portion’s compliance with the terms of this Agreement, the Sub-Adviser shall perform such compliance monitoring based upon its own internal books and records of the Allocated Portion and such books and records and such instructions, if any, that are provided by the Fund or the Adviser.  For the avoidance of doubt, the Sub-Adviser shall not be responsible hereunder for any portion of the Fund other than the Allocated Portion. The Sub-Adviser shall not be responsible for providing fund administration services, such as fund accounting and tax services, with respect to the Fund.

Subject to each of the foregoing sentences above, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property and assets comprising or relating to the Allocated Portion.

In addition, the Sub-Adviser will, at its own expense:

(a)
advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Allocated Portion and, upon request, furnish the Adviser and the Fund with research, economic and statistical data in connection with the Allocated Portion's investments and investment policies;

(b)
provide reasonable valuation assistance and information to the Adviser or the Fund upon reasonable request to assist in connection with the determination of the market value of securities held in the Allocated Portion; provided, however, the Adviser acknowledges and agrees that such reasonable assistance provided by the Sub-Adviser shall not include the daily fair valuation of foreign securities or instruments held by the Allocated Portion pursuant to a general "foreign fair value pricing factor" based on factors obtained from a third party pricing vendor; the Adviser further agrees that the Sub-Adviser is not a pricing or valuation agent for the Trust or the Fund;

(c)
obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Sub-Adviser for the Allocated Portion;

(d)	employ professional portfolio managers and, if deemed necessary, securities analysts who provide research services to the Allocated Portion;
(e)	place orders for purchases and sales of portfolio investments for the Allocated Portion;
(f)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;
(g)
as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, provide the Custodian with copies (in a format agreed to by the parties in advance) of trade confirmations for each transaction effected for the Allocated Portion by the Sub-Adviser, provide copies to the Adviser and the Fund upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations received by the Sub-Adviser;

(h)
as soon as practicable following the end of each calendar month, provide the Adviser and the Fund with written statements showing all transactions effected for the Allocated Portion during the month by the Sub-Adviser, a summary listing all investments attributable to transactions of the Sub-Adviser that are held in the Allocated Portion as of the last day of the month, and such other information as the Adviser or the Fund may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Fund.  The Adviser and the Fund acknowledge that Sub-Adviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

(i)
to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Trust or the Adviser with (a) current copies or a current summary of the compliance policies and procedures of the Sub-Adviser in effect from time to time that are designed to prevent violations of the “Federal Securities Laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Sub-Adviser in connection with its services to the Fund  (including prompt notice of any material changes thereto in the form of quarterly certifications/questionnaires), (b)  reports of any compliance matters with respect to the Allocated Portion and material violations of the Sub-Adviser's compliance policies and procedures that occurred in connection with the provision of services to the Fund, (c) a copy of the Sub-Adviser's annual compliance report as required by Rule 206(4)-7 of the Advisers Act,  (d) copies or summaries of any deficiency or similar letters and responses thereto between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings and copies of such letters and responses will be made available by the Sub-Adviser at the Adviser's on-site visits; provided, however, the Sub-Adviser will not be required to comply with this sub-clause (d) where the reporting of such events in this clause (d) would violate applicable law or would result in the contravention of client confidentiality, or the requests or expectations of a judicial, governmental, or regulatory body; and (e) upon request, a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1) in connection with its services to the Fund;

(j)
comply with all procedures and policies adopted by the Board that are applicable to the Allocated Portion in compliance with applicable law, including without limitation, Rules 10f-3, 12d3-1, 17a-7, 17e-1 and 17j-1 under the 1940 Act, and the Pricing and Valuation Procedures (together, “Fund Procedures”) provided to the Sub-Adviser by the Advisor or the Fund and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures that pertains to the Allocated Portion or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-Adviser;

(k)
maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and establish, maintain and comply with procedures reasonably necessary to prevent "access persons," as such term is defined in as such term is defined in Rule 17j-1, from violating its Code of Ethics;

(l)	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries reasonably submitted to the Sub-Adviser in writing;

(m)
furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto; and

(n)
as reasonably requested by the Fund, provide the Fund with information and advice regarding assets in the Allocated Portion to assist the Fund in determining the appropriate valuation of such assets and the appropriate pricing sources for such assets and whether pricing information provided by the Fund’s pricing agents is reasonable;

(o)
file with the SEC any report on Form 13F or Schedule 13G and any amendments thereto, required by the Securities Exchange Act of 1934 (the "Exchange Act"), with respect to its duties as are set forth herein;

(p)
except as permitted by the  Fund Procedures, shall treat confidentially, and shall not disclose without the consent of the Fund, all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades) and;

(q)
upon request, will review the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the Securities and Exchange Commission (the “SEC”) (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Sub-Adviser,  the manner in which the Sub-Adviser manages the Fund and information relating directly or indirectly to the Sub-Adviser (the “Sub-Adviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

In providing services under this Agreement, the Sub-Adviser shall (i) maintain all licenses and registrations necessary to perform its duties hereunder in good order; (ii) conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, the CEA , the NFA Rules and any other applicable state and/or self-regulatory organization regulations; and (iii) maintain errors and omissions insurance in a commercially reasonable amount and at least equal to that disclosed to the Board in connection with their approval of this Agreement.

The Fund or its agent will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in, the Fund.  The Fund or its agent will timely provide the Sub-Adviser with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

The Adviser will be responsible for all class actions and lawsuits involving the Fund or securities held, or formerly held, in the Fund.  The Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy.  In the case of claim rejection notices or claim deficiency notices or any checks or distributions related to class actions that may be received by the Sub-Adviser and that are addressed to the Fund involving issuers presently or formerly held in the Fund, the Sub-Adviser shall promptly forward such notices to the Adviser and, upon request of the Adviser, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

The Sub-Adviser shall (i) determine the manner in which all rights to consent to corporate actions, conversion rights, subscription rights, tender rights, appraisal rights and any other corporate action rights pertaining to any portfolio securities held by the Allocated Portion  shall be exercised, and/or (ii) execute all such certificates, consents and other documents reasonably necessary or appropriate to effectuate the foregoing rights .

The Adviser will provide the Sub-Adviser with a list of all publicly traded affiliates of the Adviser or the Fund that may not be purchased by the Allocated Portion and a list of all brokers and underwriters affiliated with the Adviser or the Allocated Portion for monitoring and reporting transactions under applicable provisions of the 1940 Act, as such list may be amended from time to time.

4.	PROXY VOTING
(a)
The Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Fund, provided however, that the Fund may revoke such delegation upon written notice to the Sub-Adviser.  Absent specific instructions to the contrary provided to it by the Adviser or the Fund in writing, and subject to its receipt of all necessary voting materials, the Sub-Adviser shall vote all proxies with respect to investments of the Fund in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser and the Trust.

(b)	The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.
(c)
The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC.  The Sub-Adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Fund on a quarterly basis (or more frequently, upon the request of the Adviser).  The Sub-Adviser shall provide the Adviser and the Fund with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion.

5.	ALLOCATION OF EXPENSES

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder.  In this regard, the Adviser specifically agrees that the Sub-Adviser shall not be responsible for the following expenses:

(a)	fees and expenses incurred in connection with the issuance, registration and transfer of its shares;
(b)	brokerage and commission expenses incurred by the Fund;
(c)
all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its Custodian, shareholder services agent and accounting services agent;

(d)	interest charges on any Fund borrowings;
(e)
costs and expenses of pricing and calculating its daily net asset value (including, without limitation, any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s assets) and of maintaining its books of account required under the 1940 Act, except for the expenses incurred by the Sub-Adviser in connection with its services under Section 13 hereunder, which are expenses of the Sub-Adviser;

(f)	Fund taxes, if any;
(g)	except as stated below, expenditures in connection with meetings of the Fund’s shareholders and the Board;
(h)
salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee;

(i)	insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance;
(j)	legal, auditing and accounting fees of the Fund and trade association dues or educational program expenses of the Trust or the Board; and
(k)
fees and expenses (including legal fees) of registering and maintaining registration of the Fund’s shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any.

The Sub-Adviser specifically agrees that with respect to the provision of services to the Allocated Portion, the Sub-Adviser shall be responsible for; (i) providing the personnel, office space, furnishings, equipment and reasonably necessary to provide its sub-advisory services to the Fund hereunder, and (ii) the reasonable and customary costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Sub-Adviser.  The Sub-Adviser acknowledges that certain developments with respect to the Sub-Adviser's services hereunder may require action by the Fund's Board of Trustees, and the Sub-Adviser shall endeavor to inform the Adviser of any such developments sufficiently far in advance as to avoid the Adviser convening meetings of the Board outside the Board's regularly scheduled meetings. Additionally, the Sub-Adviser agrees that the Sub-Adviser shall be responsible for reasonable expenses incurred by the Fund or Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit involving the Sub-adviser to which neither the Fund nor the Adviser is a party, and the Adviser agrees that the Adviser or Fund shall be responsible for reasonable expenses incurred by the Sub-Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit involving the Adviser or the Fund to which the Sub-Adviser is not a party.

Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

6.	SUB-ADVISORY FEES
(a)
Each Fund shall pay to the Sub-adviser, and the Sub-adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement a fee, based on the Current Net Assets of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, "Current Net Assets" shall mean the Allocated Portion' s net assets, managed by the Sub- adviser, as of the most recent preceding day for which the Fund's net assets were computed. For the avoidance  of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Current Net Assets of the  Allocated Portion equals zero.

(b)
The Sub-Adviser voluntarily may reduce any portion of the fees due to it pursuant to this Agreement.  Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Sub-Adviser hereunder.

7.	PORTFOLIO TRANSACTIONS

In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion's portfolio (the "Portfolio") and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio.  The Sub-Adviser may take into consideration, among other things, the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this paragraph.  Such records shall be made available to the Fund or Adviser upon request.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Exchange Act). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund’s assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Adviser and the Fund authorize and empower the Sub-Adviser to direct the Custodian to open and maintain accounts for trading in securities and other investments (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Fund.  In addition, in connection with establishing such brokerage accounts, the Adviser and the Fund authorize and empower the Sub-Adviser to execute for the Fund as its agent and attorney-in-fact reasonable and customary customer agreements and other documentation in connection therewith, such as International Swaps and Derivatives Association (ISDA) agreements and futures and options account agreements, with brokers, dealers, and/or futures commission merchants as the Sub-Adviser shall select as provided above.  Subject to applicable law, including the custody requirements under the 1940 Act, the Sub-Adviser may, using such of the securities and other investments of the Fund as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers or to a collateral account established with the Custodian as the Sub-Adviser deems desirable or appropriate and as is required by applicable law.  The Sub-Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian, except as otherwise permitted by applicable law.  The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Fund, (ii) to deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein.  The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

The Sub-Adviser will not have custody of any cash, securities or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the Custodian.

8.	LIABILITY; STANDARD OF CARE AND INDEMNIFICATION

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 3 above) comply with the investment policies, guidelines and restrictions of the Fund; shall act at all times in the best interests of the Fund.  The Sub-Adviser shall be liable to the Fund and/or the Adviser for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Sub-Adviser in violation of the first paragraph of Section 3 hereof.  The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to the Sub-Adviser by the Adviser or the Fund, and only with respect to the Sub-Adviser Disclosure in such Disclosure Documents.

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser or Fund may have under any federal securities law or state law.

The Sub-Adviser shall indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure reviewed by the Sub-Adviser; and (ii) resulting from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-Adviser's obligations under this Agreement, or from the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-Adviser's obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser or Fund, the Adviser or Fund shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Adviser or the Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Sub-Adviser may have under any federal securities law or state law.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure, to the extent such disclosure was not made in reliance on information furnished by the Sub-Adviser, or (ii)  resulting from the Adviser's willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser's obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser's obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser's own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

No provision of this Agreement shall be construed to protect any Trustee or Officer of the Fund, or officer of the Adviser or Sub-Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

The Sub-Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

9.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT
(a)
This Agreement shall become effective upon approval by the Board and its execution by the parties hereto.  Pursuant to the exemptive relief obtained in the SEC Order dated on or about August 6, 2013, Investment Company Act Release No. 30592, approval of the Agreement by a majority of the outstanding voting securities of the Fund is not required, and the Sub-Adviser acknowledges that it shall be without the protection (if any) accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

(b)
This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser.  This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement.  As used in this Section 9, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(c)
In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board or the Adviser, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund.

(d)
The Sub-Adviser shall promptly notify the Adviser of any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act.

10.	SERVICES NOT EXCLUSIVE
The services of the Sub-Adviser to the Adviser and the Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Adviser agrees that Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Fund.  Nothing in this Agreement shall be deemed to require Sub-Adviser, its principals, affiliates, agents or employees to purchase or sell for the Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

11.	AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Fund with those for other accounts managed by the Sub-Adviser or its affiliates, if the combination of such orders is permitted by applicable law and if such orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts.  The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) over time, no account will be favored or disfavored over any other account following the same strategy; each account participating in an aggregated order will receive the same average price, with transaction costs (other than research costs) shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures and applicable law.  Subject to the Sub-Adviser's duty of confidentiality to its other clients, the Sub-Adviser also agrees to provide such documentation and/or information to the Fund or Adviser as is reasonably necessary to allow the Fund or Adviser to determine whether orders for the Fund have been aggregated and allocated equitably.

12.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and this Agreement may be amended only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

13.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Sub-Adviser may retain copies of any records to the extent required for it to comply with applicable laws.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under Adviser for the period specified in said Rule.  Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Allocated Portion.

14.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any "Non-public Personal Information," as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.  The parties acknowledge and agree that there is no intention that any party will receive any Non-public Personal Information regarding the other party's customers or consumers or the Fund's prior, present, or potential shareholders in connection with the services to be performed under this Agreement.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena, court order or is required to comply with applicable law, rule or regulation or is expressly required or requested by applicable federal or state regulatory authorities or as otherwise expressly agreed to in writing by the parties.  The receiving party may disclose or disseminate the disclosing party's Confidential Information to its employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party's obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to the other party’s Confidential Information.  In addition, each party shall promptly notify the other party in writing upon learning of any unauthorized disclosure or use of the other party’s Confidential Information by such party or its agents.

The term “Confidential Information," as used herein, means any of a party’s proprietary or confidential information including, without limitation, any Non-public Personal Information of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that may be obtained by the other party from any source or that may be developed as a result of this Agreement and Non-public Financial Information that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing, orally or by other means and whether or not such information is marked as confidential.  Confidential Information  shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

     Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 14, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 14 shall survive any termination of this Agreement.

15.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures to the extent relevant to the services provided by the Sub-Adviser hereunder.  The Sub-Adviser agrees to inform the Trust of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

16.	REPORTS AND ACCESS

To the extent not otherwise identified in this Agreement, upon request and reasonable advance notice, the Sub-Adviser agrees to supply such other information and documentation to the Adviser and to permit such compliance inspections by the Adviser or the Fund as shall be reasonably necessary to permit the Adviser and the Fund's service providers to satisfy their obligations and respond to the reasonable requests of the Trust.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and Fund about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Allocated Portion, any material changes in senior management, operations, financial condition or any change in ownership control  of the Sub-Adviser’s firm, or any change in the operations or financial condition of the Sub-Adviser's firm that is reasonably likely to have a material adverse affect on the Sub-Adviser's ability to fulfill its obligations hereunder, and the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser shall immediately notify the Adviser and the Trust in the event that the Sub-Adviser:  (1) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization) that is reasonably likely to adversely affect the ability of the Sub-Adviser to fulfill its obligations hereunder or materially adversely affect the financial condition of the Sub-Adviser.  Subject to applicable law and to the extent not otherwise prohibited by such regulator, and subject to attorney-client privilege and other confidentiality restrictions, the Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that specifically relates to the Trust or the Fund.

19.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

Adviser:	General Counsel Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131 and Olive Street Investment Advisers, LLC 12555 Manchester Road St. Louis, MO 63131 Attn: Helge K. Lee
Sub-Adviser:	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199 Attn: Legal Department E-mail: InstitutionalClientService@mfs.com
Trust/Fund:	Bridge Builder Trust On behalf of Bridge Builder Small/Mid Cap Value Fund 615 East Michigan Street Milwaukee, WI 53202 Attn: Secretary

20.	ASSIGNMENT

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its "assignment," as that term is defined in section 2(a)(4) of the 1940 Act.

21.	SEVERABILITY AND ENTIRE AGREEMENT

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.

22.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.	CONSULTATION WITH OTHER SUB-ADVISERS

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the Fund Procedures.  The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-Adviser.  (Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.  In addition, nothing herein shall be deemed to prohibit the Adviser and the Sub-Adviser from consulting with each other concerning transactions for the Allocated Portion in securities or other assets.)

24.	CHANGE IN THE SUB-ADVISER’S OWNERSHIP

The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

25.	COUNTERPARTS

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

26.	MISCELLANEOUS

Where the effect of a requirement of the 1940 Act or Advisers Act, as amended, reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

During the term of this Agreement, the Adviser shall have permission to use the name "Massachusetts Financial Services Company" or "MFS Investment Management" in the Trust's Prospectus and SAI or other filings, forms or reports required under applicable law, so long as this Agreement is in effect; provided, however, that the Fund may continue to use the name of the Sub-Adviser in its registration statement and other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation.  Neither the Trust nor the Adviser shall use the Sub-Adviser's name or logo in promotional or sales related or marketing materials of the Fund without prior review and approval by the Sub-Adviser (which approval shall not be unreasonably withheld).

During the term of this Agreement, the Sub-Adviser shall not use the Adviser’s name or the Trust’s name or refer directly or indirectly to the Sub-Adviser's relationship with the Trust, the Fund or the Adviser without the prior consent of the Adviser, except as reasonably necessary to perform the services hereunder, as required by law, rule, regulation or upon the request of a governmental authority.  However, the Adviser hereby consents to the Sub-Adviser referencing the Adviser or the Fund on a representative client list, incorporating the performance of the Allocated Portion in its composite performance, and any other reference which merely refers in accurate terms to the appointment of the Sub-Adviser hereunder.

The Trust is an intended third-party beneficiary of this Agreement.  The parties to this Agreement do not intend for this Agreement to benefit any other third party, including without limitation a record owner or beneficial owner of shares of the Fund.  The terms of this Agreement may be enforced solely by a party to this Agreement, the Trust and the Fund.

27.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

OLIVE STREET INVESTMENT ADVISERS, LLC (Adviser) By: /s/ Ryan T. Robson Name: Ryan. T. Robson Title: President
BRIDGE BUILDER TRUST on behalf of the series listed on Schedule A hereto By: /s/ Ryan T. Robson Name: Ryan. T. Robson Title: President
MASSACHUSETTS FINANCIAL SERVICES COMPANY (D/B/A MFS INVESTMENT MANAGEMENT) (Sub-Adviser) By: /s/ Carol Geremia Name: Carol Geremia Title: President

Schedule A

Funds and Fees

Series of Bridge Builder Trust	Annual Sub-Advisory Fee Rate
Bridge Builder Small/Mid Cap Value Fund